UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 17, 2004

SOUTHWEST CASINO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50572	87-0686721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Killebrew Drive, Suite 350, Minneapolis, MN		55425
(Address of principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   952-853-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a.12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

                On November 18, 2004, Southwest Casino Corporation issued a press release regarding the decision of the Minnesota Racing Commission to reconsider its previous denial of the application of North Metro Harness Initiative, LLC, in which Southwest owns a 50% membership interest, for a license to develop, own and operate a harness racing facility in the Twin Cities Metropolitan Area.

Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description

99.1	Press Release of Southwest Casino Corporation issued November 18, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST CASINO CORPORATION

Date: November 18, 2004

/s/ Thomas E. Fox
Thomas E. Fox, President